CINGULAR WIRELESS LLC
EXHIBITS - Investment Agreement, dated as of February 17, 2004, between
           BellSouth Corporation and SBC Communications Inc.
--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.64

                              INVESTMENT AGREEMENT


         INVESTMENT AGREEMENT (this "Agreement"), dated as of February 17, 2004, between BellSouth Corporation, a Georgia corporation ("BellSouth"), and SBC Communications Inc., a Delaware corporation ("SBC").

                              W I T N E S S E T H:

         WHEREAS, BellSouth and SBC are the sole owners of Cingular Wireless Corporation, a Delaware corporation ("Cingular"), and BellSouth or an Affiliate of BellSouth, SBC or an Affiliate of SBC and Cingular are the sole owners of, and Cingular is the sole manager of, Cingular Wireless LLC, a Delaware liability limited company ("Cingular LLC");

         WHEREAS, simultaneously with the execution of this Agreement, Cingular, Links I Corporation, a Delaware corporation and wholly-owned subsidiary of Cingular ("Merger Sub"), Cingular LLC and AT&T Wireless, Inc., a Delaware corporation ("AWE") (and solely with respect to specific provisions, SBC and BellSouth) have entered into an Agreement and Plan of Merger, dated as of February 17, 2004 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into AWE (the "Merger");

         WHEREAS, BellSouth and SBC have agreed that upon the Closing they will make investments in Cingular sufficient for Cingular to pay the Merger Consideration;

         WHEREAS, in addition to making investments in Cingular, each of BellSouth and SBC wish to enter into certain transactions with Cingular LLC; and

         WHEREAS, following the Merger, BellSouth and SBC, desire to take certain actions, and to cause Cingular and Cingular LLC to take certain actions, in order to structure Cingular's ownership of AWE and its Subsidiaries and BellSouth's and SBC's ownership in Cingular and Cingular LLC.

         NOW, THEREFORE, in consideration of the promises and representations and warranties set forth herein, the parties hereto agree as follows:

         1. BellSouth agrees that it will, or will cause one or more of its wholly-owned Subsidiaries to, provide to Cingular, at or prior to the Effective Time, 40% of the aggregate amount of the Merger Consideration and will cause Cingular to use such amount toward payment of the Merger Consideration; and SBC agrees that it will, or will cause one or more of its wholly-owned Subsidiaries to, provide to Cingular, at or prior to the Effective Time, 60% of the aggregate amount of the Merger Consideration and will cause Cingular to use such amount toward payment of the Merger Consideration. Such cash amounts will be provided to Cingular as loans to, and cash contributions in exchange for non-voting equity securities of, Cingular, or a combination thereof;

CINGULAR WIRELESS LLC
EXHIBITS - Investment Agreement, dated as of February 17, 2004, between
           BellSouth Corporation and SBC Communications Inc.
--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.64

provided, however, that the principal amounts of such loans to Cingular shall be Proportionate as between BellSouth and SBC (the term "Proportionate" means 40% with respect to BellSouth and 60% with respect to SBC unless otherwise agreed or as otherwise adjusted by future changes in their respective effective ownership interests in Cingular and Cingular LLC) and the number of non-voting equity securities of Cingular issued shall be Proportionate as between SBC and BellSouth unless otherwise agreed, and provided further that the terms and conditions of such loans and such securities shall be identical as between those loans from and securities issued to BellSouth and comparable loans from and securities issued to SBC. BellSouth and SBC agree to negotiate in good faith the terms under which such cash amounts will be provided to Cingular (including the allocation of such amounts between loans, cash equity contributions or an agreed on combination thereof, and the terms of loans and the non-voting equity securities), and to determine such terms no later than the Effective Time.

         2. Each of BellSouth and SBC hereby represent and warrant to the other as follows:

         (a) It is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business in all material respects as it is currently conducted.

         (b) Other than the filings and/or notices required to effect the Merger, no notices, reports or other filings are required to be made by it or its Subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by it or its Subsidiaries from, any Governmental Entity, in connection with the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby, except those that the failure to make or obtain would not, individually or in the aggregate, be reasonably likely to prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.

         (c) The execution, delivery and performance of this Agreement by it do not, and the consummation by it of the transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, its certificate of incorporation or by-laws, (B) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest or other Encumbrance on its assets or the assets of any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to any Contract binding upon it or any of its Subsidiaries or any Law or governmental or non-governmental permit or license to which it or any of its Subsidiaries is subject or (C) any change in the rights or obligations of any party under any of its or its Subsidiaries' Contracts, except, in the case of clause (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, would not be reasonably likely to prevent, materially delay or materially impair its ability to consummate the transactions contemplated by this Agreement.


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
CINGULAR WIRELESS LLC
EXHIBITS - Investment Agreement, dated as of February 17, 2004, between
           BellSouth Corporation and SBC Communications Inc.
--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.64


         (d) It has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement is a legal, valid and binding agreement of it enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         3. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         4. Neither party hereto may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto and any such purported assignment shall be null and void.

         5. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.

         6. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE.

         7. Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         8. This Agreement will terminate and be of no further force and effect upon a termination of the Merger Agreement prior to the Effective Time, but no such termination shall relieve any party hereto for liability for any breach of this Agreement prior to the time of termination.


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
CINGULAR WIRELESS LLC
EXHIBITS - Investment Agreement, dated as of February 17, 2004, between
           BellSouth Corporation and SBC Communications Inc.
--------------------------------------------------------------------------------

                                                                   EXHIBIT 10.64


                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                        SBC COMMUNICATIONS INC.

                                        By:      /s/ Rick Moore
                                           ----------------------------------
                                           Name:    Rick Moore
                                           Title:


                                        BELLSOUTH CORPORATION

                                        By:      /s/ Barry L. Boniface
                                           ----------------------------------
                                           Name:    Barry L. Boniface
                                           Title:   Vice President-Planning and
                                                    Development


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